AlphaCentric Symmetry Strategy Fund

Class A: SYMAX Class C: SYMCX Class I: SYMIX

(the “Fund”)

july 1, 2024

The information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated August 1, 2023.

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The second to last paragraph on page 13 contained in the section of the Fund’s SAI entitled “Additional Information About Investments and Risks”, is hereby replaced with the following:

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, exchange traded Bitcoin and Ethereum futures contracts, interest rate futures contracts or currency futures contracts or options thereon). When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated August 1, 2023, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.